UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 9, 2015

EXPRESS SCRIPTS HOLDING COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35490	45-2884094
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Express Way, St. Louis, MO	63121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code: 314-996-0900

No change since last report

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 9, 2015, George Paz, Chief Executive Officer and Chairman of Express Scripts Holding Company (“Express Scripts” or the “Company”), notified the Company that he will retire as the Chief Executive Officer of the Company, effective following the Company’s 2016 annual meeting of stockholders, currently expected to be held in May 2016. Mr. Paz will remain on the Company’s board of directors as non-executive Chairman.

On September 9, 2015, the Company’s board of directors named Timothy C. Wentworth, currently President of Express Scripts, to succeed Mr. Paz as the Company’s Chief Executive Officer, effective upon the retirement of Mr. Paz. Mr. Wentworth, age 55, was named President of the Company in February 2014 and has served as a member of the board of directors since June 2015. From April 2012 to February 2014 he served as Senior Vice President and President, Sales and Account Management. Mr. Wentworth joined Express Scripts when the company merged with Medco Health Solutions, Inc., a pharmacy benefit management company, in April 2012. At Medco, he served as Group President, National and Key Accounts from October 2008 to April 2012, as Chief Executive Officer of Medco’s Accredo Health Group subsidiary from March 2006 to October 2008 and as Group President – National Accounts from August 2003 to March 2006.

Mr. Paz notified the Company’s board of directors of his pending retirement at the board’s regularly scheduled meeting held on September 9, 2015. No material plan, contract or arrangement was entered into or materially amended in connection with the naming of Mr. Wentworth to succeed Mr. Paz as Chief Executive Officer.

Item 7.01 Regulation FD Disclosure

A copy of the press release announcing the retirement of Mr. Paz and the appointment of Mr. Wentworth is attached to this Current Report on Form 8-K as Exhibit 99.1. The information contained in the accompanying Exhibit 99.1 is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information contained in the press release shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1	Press Release, dated September 9, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EXPRESS SCRIPTS HOLDING COMPANY

Date: September 9, 2015	By:	/s/ Martin P. Akins
Martin P. Akins
Deputy General Counsel

Exhibit Index

Exhibit 99.1	Press Release, dated September 9, 2015